UNITED STATES DISTRICT COURT
                                     FOR THE
                              DISTRICT OF COLUMBIA

UNITED  STATES  OF  AMERICA.     )
                                 )
     PLAINTIFF                   )
                                 )
                                 )     Case  NO.
                                 )
           FCC  BIDDER           )
                                 )
     Defendant.                  )


                               FINAL  JUDGMENT
                               -----  --------



     Plaintiff, United States of America, filed Its Complaint on xx/xx, 1998. Plaintiff and the Defendant by their respective attorneys, have consented to the entry of this Final Judgment without trial or adjudication of any issue of fact or law. This Final Judgment shall not be evidence against or an admission by any party with respect to any issue of fact or law. Therefore, before the taking of any testimony, without trial or adjudication of any Issue of fact or law herein7 and upon consent of the parties, it is hereby ORDERED, ADJUDGED, AND DECREED, as follows:

                                       I.

                                  Jurisdiction

     This Court has jurisdiction of the subject matter of this action and of each of the parties consenting hereto. Venue is proper in the District of Columbia, The Complaint states a claim upon which relief may be granted against the Defendant under Section 1 of the Sherman Act, 15 U.S.C. Sec. 1.

                                       II

                                   Definitions

     As  used  hcreim  the  term:

(A)     "Defendant"  means  [FCC  bidder].

(B) 'Document" means all "writings and recordings" as that phrase Is defined in Rule 1001(1) of the Federal Rules of Evidence.

(C)     "FCC"  means  the  Federal  Communications  Commission.

(D) "License-identifying information" means any number, letter, code or description that designates or identifies a license or that links licenses.

(E) 'Person" means any natural person, corporation, firm, company, sole proprietorship, partnership, association1 institution, governmental unit, public trust, or other legal entity.

                                      III.

                                  Applicability

     (A) This Final Judgment applies to the Defendant, to its successors, and assigns, and to all other persons in active concert or participation with any of them who shall have received actual notice of the Final Judgment by personal service or otherwise.

     (B) Nothing herein contend shall suggest that any portion of' this Final Judgment is or has been created for the benefit of any third party and nothing herein shall be construed to provide any rights to any third party.

                                       IV.

                               Prohibited Conduct

     The  Defendant  is  enjoined  and  restrained  from

(A) Entering into any agreement with any other license applicant to fix, establish, suppress or maintain the price for any license to be awarded by the FCC in an auction, or to allocate any such licenses amongst competitors, provided, however, that nothing in this provision shall prohibit the Defendant from participating in any bidding consortium, teaming arrangement or other joint venture authorized under the rules and regulations of the FCC pertaining to future auctions, and disclosed to the FCC.

     (B) in the course of any auction conducted pursuant to the rules and regulations of the FCC, offering any price to the FCC for the lease, purchase, or right to use any FCC-awarded license, that includes within that price any license-identifying information, unless the inclusion of such information is required by the FCC,
                                       V.

                               Compliance Program

     The Defendant is ordered to maintain an antitrust compliance program, which shall include the following:
     (A) Designating, within 30 days of entry of this Final Judgment, an Antitrust Compliance Officer with responsibility for accomplishing the antitrust compliance program and with the purpose of achieving compliance with this Final Judgment. The Antitrust Compliance Officer shall, on a continuing basis, supervise the review of the current and proposed activities of the Defendant to ensure that it complies with this Final Judgment.
     (B)     The  Antitrust  Compliance  Officer  shall  be  responsible  for:
     (1) Distributing within 60 days of the entry of this Final Judgment, a copy of this Final Judgment to (a) all officers and directors of the Defendant; and (b) to all employees who have any responsibility for formulating, proposing, recommending, establishing, approving, implementing or submitting the Defendant's prices in FCC-CONDUCTED LICENSE AUCTIONS.
     (2) Distributing in a timely manner a copy of this Final Judgment to any officer, director or employee who succeeds to a position described in
Section  V  (B)(L);
          (3) Obtaining from each present or future officer, director or employee designated in Section V(B)(1), within 60 days of entry of this Final Judgment or of the person's succession to a designated position, a written certification that he or she: (I) has read, understands, and agrees to abide by the terms of this Final Judgment, and (2) has been advised and understands that his or bet failure, to comply With THIS FINAL Judgment may result in conviction for criminal contempt of court;
     (4) Maintaining a record of persons to whom the Final Judgment has been distributed and from whom, pursuant to Stction V(B)(3), the certification has been obtained; and
      (5)     Reporting  to  the  Plaintiff  any violation of the Final Judgment

                                       VI.

                                Plaintiff Access

     (A) To determine or secure compliance with this Final Judgment and for no other purpose, duly authorized representative of the Plaintiff shall, upon written request of the Assistant Attorney General In charge of the Antitrust Division, and on reasonable notice to the defendant made to its principal office, be permitted, subject to any legally recognized privilege:
     (1) access during the Defendants office hours to Inspect and copy all documents In the possession or under the control of the Defendant, who may have counsel present, relating to any matters contained in this Final Judgment; and
(2) subject to the reasonable convenience of the Defendant and without restraint or interference from it, to interview officers, employees or agents of the Defendant, who may have counsel present, regarding such matters.
     (B) Upon the written request of the Assistant Attorney General in charge of to Antitrust Division made to the Defendant's principal office1 the Defendant shall submit such written reports, under oath if requested, relating to any matters contained in this Final Judgment as my be reasonably requested, subject to any legally recognized privilege.
(C) No information or documents obtained by the means provided in Section VI shall be divulged by the Plaintiff to any person other than a duly authorized representative of the Executive Branch of the United States, except in the course of legal proceedings to which the United States is a party, or for the purpose of securing compliance with this Final Judgment or as otherwise required by law.
     (D) If at the time information or documents are furnished by the Defendant to Plaintiff, the Defendant represents and identifies in writing the material in any such information or documents to which a claim of protection may be asserted under Rule 26(c)(7) of the Federal Rules of Civil Procedure, and Defendant marks each pertinent page of such material "Subject to a claim of protection under Rule 26(c)(7) of the Federal Rules of Civil Procedure," THEN 10 days' notice shall be given by Plaintiff to the Defendant prior to divulging such material in any legal proceeding (other than a grand jury proceeding) to which Defendant is not a party.

                                      VII.

                     Further Elements  of the Final Judgment

     (A) This Final Judgment shall expire ten years from the date of its entry.

     (B) Jurisdiction is retained by this Court for the purpose of enabling the parties to this Final Judgment to apply to this Court at any time for further orders and directions as may be necessary or appropriate to carry out or construe this Final Judgment, to modify or terminate any of its provisions, to enforce compliance, and to punish violations of its provisions.

     (C)     Entry  of  this  Final  Judgment  is  in  the  public  Interest.

DATED:  ___________


                                        ______________________
                                      United  States  District  Judge